www.matw.com | Nasdaq: MATW Fourth Quarter Fiscal 2021 Earnings Teleconference November 19, 2021 Joseph C. Bartolacci President and Chief Executive Officer Steven F. Nicola Chief Financial Officer

© 2021 Matthews International Corporation. All Rights Reserved. DISCLAIMER 2 Any forward-looking statements contained in this presentation are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company's results to differ materially from the results discussed in such forward- looking statements principally include changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in the cost of materials used in the manufacture of the Company's products, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates or other factors such as supply chain disruptions, labor shortages or labor cost increases, changes in product demand or pricing as a result of domestic or international competitive pressures, ability to achieve cost-reduction objectives, unknown risks in connection with the Company's acquisitions, cybersecurity concerns, effectiveness of the Company's internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company's control, impact of pandemics or similar outbreaks, or other disruptions to our industries, customers or supply chains, and other factors described in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission (“SEC”). Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company believes that adjusted EBITDA provides relevant and useful information, which is used by the Company’s management in assessing the performance of its business. Adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management’s evaluation of its operating results. These items include stock- based compensation, the non-service portion of pension and postretirement expense, acquisition costs, ERP integration costs, and strategic initiatives and other charges. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and ERP integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure business performance. Adjusted EBITDA is not a measure of the Company's financial performance under GAAP and should not be considered as an alternative to net income or other performance measures derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the Company's liquidity. The Company's definition of adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The Company has also presented adjusted net income and adjusted earnings per share and believes each measure provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted net income and adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of our operations. These measures provide management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, these measures may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. Lastly, the Company has presented net debt and a net debt leverage ratio and believes each measure provides relevant and useful information, which is widely used by analysts and investors as well as by our management. These measures provide management with insight on the indebtedness of the Company, net of cash and cash equivalents and relative to adjusted EBITDA. These measures allow management, as well as analysts and investors, to assess the Company’s leverage.

FINANCIAL OVERVIEW

© 2021 Matthews International Corporation. All Rights Reserved. Q4 & YTD FY2021 SUMMARY * See supplemental slides for Adjusted EPS and Adjusted EBITDA reconciliations, and other important disclaimers regarding Matthews’ use of Non-GAAP measures Highlights Sales • New Company record for quarterly sales • Higher sales across all segments GAAP EPS • Impacted by income tax charges due to the termination of certain retirement plans • Continued accelerated intangible amortization in the SGK Brand Solutions segment; FY20 impacted by goodwill write-down • Charges related to the Company's cost-reduction programs and COVID-19 costs Adjusted EBITDA & Adjusted EPS • Impact of higher consolidated sales for FY21 • Realized savings from the Company's cost-reduction program; offset by higher material and labor costs 4 Q4 2020 Q4 2021 Sales $ 399.1 $ 438.8 Gross Margin 34.2% 31.5 % Diluted Earnings (Loss) Per Share $ 0.24 $ (0.12) Non-GAAP Adjusted EPS* $ 1.11 $ 0.80 Net Income (Loss) Attributable to Matthews $ 7.4 $ (3.7) Adjusted EBITDA* $ 64.1 $ 52.0 ($ in millions except per-share amounts) Q4 YTD YTD 2020 YTD 2021 Sales $ 1,498.3 $ 1,671.0 Gross Margin 33.2% 32.4 % Diluted (Loss) Earnings Per Share $ (2.79) $ 0.09 Non-GAAP Adjusted EPS* $ 3.01 $ 3.28 Net (Loss) Income Attributable to Matthews $ (87.2) $ 2.9 Adjusted EBITDA* $ 203.1 $ 227.8

© 2021 Matthews International Corporation. All Rights Reserved. MEMORIALIZATION * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures 5 23.0% 21.1% $177.7 $195.9 Q4 FY2020 Q4 FY2021 $656.0 $769.0 FY2020 FY2021 $43.3 $33.6 Q4 FY2020 Q4 FY2021 $146.3 $165.7 FY2020 FY2021 Sales • Q4 sales driven by increased unit sales of caskets, higher sales of cremation equipment, and improved price realization • FY21 sales driven by higher casket sales, increased sales of cemetery memorial products and cremation equipment • YTD also favorably impacted by a small acquisition in the second quarter Adjusted EBITDA • Q4 Adjusted EBITDA significantly impacted by unfavorable commodity, labor and freight costs • YTD Adjusted EBITDA driven by higher sales and productivity initiatives, partially offset by higher material, labor and freight costs and lower margin U.K. projects 24.3% 17.1% 22.3% 21.5% ($ in millions) Q4 Sales Q4 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin*

SGK BRAND SOLUTIONS

($ in millions)

Q4 Sales


$179.6
$188.0
Q4 FY2020
Q4 FY2021

YTD Sales


693.1
$726.9
FY2020
FY2021

Q4 Adjusted EBITDA & Margin*


28.8
24.2
16.1%
12.9%
Q4 FY2020
Q4 FY2021

YTD Adjusted EBITDA & Margin*


90.6
99.7
13.1%
13.7%
FY2020
FY2021

Sales

- Q4 increased due to higher sales of engineered products
- Q4 also favorably impacted by higher retail-based sales
- YTD increased due to higher sales of engineered products, partially offset by lower retail-based sales earlier in the fiscal year
- Favorable foreign currency impacts of $2.2 million (Q4) and $23.3 million (YTD)

Adjusted EBITDA

- Q4 decreased due to unfavorable product mix and higher performance-based compensation, partially offset by savings from the cost reduction initiatives
- YTD benefited from higher sales and savings from the cost reduction initiatives

** See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews' use of Non-GAAP measures*

Matthews INTERNATIONAL
© 2021 Matthews International Corporation. All Rights Reserved.
6

© 2021 Matthews International Corporation. All Rights Reserved. INDUSTRIAL TECHNOLOGIES * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures 7 15.5% 12.4% 15.6%10.3% Sales • Q4 and YTD sales increases in warehouse automation and product identification • Orders for warehouse automation and product identification continue to be strong Adjusted EBITDA • Q4 increase reflecting impact of higher segment sales, partially offset by higher labor, travel and product development costs ($ in millions) 41.9 54.9 Q4 FY2020 Q4 FY2021 149.2 $175.1 FY2020 FY2021 7.5 11.4 Q4 FY2020 Q4 FY2021 22.8 26.7 FY2020 FY2021 18.0% 20.8% 15.3% 15.2% Q4 Sales Q4 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin*

© 2021 Matthews International Corporation. All Rights Reserved. • Continued strong operating cash flow; FY21 includes $15 million discretionary pension contribution • Q4 debt reduction of $28.8 million; Net Debt* reduction of $31.7 million • FY21 debt reduction of $70.8 million; Net Debt* reduction of $78.7 million • Cumulative debt reduction since March 2020 in excess of $200 million • Net Debt Leverage Ratio* declined from 3.9 last year to 3.1 at September 30, 2021 • Quarterly dividend increased to $0.22 per share, payable 12/13/2021; 28th consecutive annual dividend increase CAPITALIZATION AND CASH FLOWS 8 * See supplemental slide for Net Debt and Net Debt Leverage Ratio reconciliations and other important disclaimers regarding Matthews’ use of Non-GAAP measures Note: Dark gray shades on the left represent Total Debt. Total Debt and Net Debt* 834.5 763.7793.2 714.5 09/30/20 09/30/21 ($ in millions) Operating Cash Flow $180.4 $162.8 YTD FY 2020 YTD FY 2021 Cash $41.3 $49.2 09/30/20 09/30/21

BUSINESS OVERVIEW

© 2021 Matthews International Corporation. All Rights Reserved. • Record sales: FY 2021 Q3 & Q4 and Full Year 2021 • Record operating cash flow; $343 million over two years • Sales growth for all business segments in FY 2021 • Working capital - $59 million improvement over two years • Debt reduction over $200 million since start of COVID • Reduced Net Debt Leverage Ratio* from 4.3 to 3.1 ACCOMPLISHMENTS DURING COVID 10 * See supplemental slide for Net Debt Leverage Ratio reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures

© 2021 Matthews International Corporation. All Rights Reserved. 11 BUSINESS UPDATE SGK BRAND SOLUTIONS MEMORIALIZATION INDUSTRIAL TECHNOLOGIES • Higher casket, cemetery memorial products and cremation equipment sales • Higher material and freight costs, especially in Q4, will continue in FY22 • Expected unit volume impacts as COVID-19 subsides • Global retail-related businesses improving in Q4 • Higher engineered solutions sales; continued high growth opportunities • Stable core packaging sales • Strong warehouse automation and product identification orders continue • New product launch

© 2021 Matthews International Corporation. All Rights Reserved. Key Drivers • Orders continue to build in warehouse and energy storage • Retail-based businesses continue to show signs of recovery • Memorialization unit volume expected to be impacted as pandemic subsides • Higher material costs (bronze, steel and lumber) as well as higher labor and freight costs expected to continue • Continued focus on the Company's cost-reduction programs • Operating cash flow generation / further debt reduction OUTLOOK FOR FISCAL 2022 12

SUPPLEMENTAL INFORMATION

© 2021 Matthews International Corporation. All Rights Reserved. 14 Included in this report are measures of financial performance that are not defined by GAAP, including, without limitation, adjusted EBITDA, adjusted net income and EPS, net debt and net debt leverage ratio. The Company defines net debt leverage ratio as outstanding debt (net of cash) relative to adjusted EBITDA. The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock- based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non- GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company's core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company's calculations of its non-GAAP financial measures, however, may not be comparable to similarly titled measures reported by other companies. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provide investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED EBITDA

NON-GAAP RECONCILIATION (Unaudited) (In thousands)

	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
Net (loss) income	$ **(3,668)**	$ **7,400**	$ **2,858**	$ **(87,652)**
Income tax provision (benefit)	3,748	3,987	6,375	(18,685)
Income (loss) before income taxes	$ **80**	$ **11,387**	$ **9,233**	$ **(106,337)**
Net (gain) loss attributable to noncontrolling interests	(8)	6	52	497
Interest expense	6,975	7,950	28,684	34,885
Depreciation and amortization *	35,593	30,640	133,512	119,058
Acquisition related items (1)**	503	864	541	3,440
ERP integration costs (2)**	560	136	1,037	2,296
Strategic initiatives and other charges: (3)**				
Workforce reductions and related costs	—	4,807	10,644	9,232
Other cost-reduction initiatives	4,978	4,767	17,317	25,718
Legal matter reserve (4)	—	—	—	10,566
Non-recurring / incremental COVID-19 costs (5)***	623	1,374	5,312	3,908
Goodwill write-downs (6)	—	—	—	90,408
Net realized gain on divestitures and asset dispositions (7)	—	—	—	(11,208)
Joint Venture depreciation, amortization, interest expense and other charges (8)	—	—	—	4,732
Stock-based compensation	2,621	1,018	15,581	8,096
Non-service pension and postretirement expense (9)	107	1,107	5,837	7,789
Total Adjusted EBITDA	$ **52,032**	$ **64,056**	$ **227,750**	$ **203,080**
Adjusted EBITDA margin	*11.9 %*	*16.0 %*	*13.6 %*	*13.6 %*

(1) Includes certain non-recurring items associated with recent acquisition activities.

(2) Represents costs associated with global ERP system integration efforts.

(3) Includes certain non-recurring costs primarily associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels.

(4) Represents a reserve established for a legal matter involving a letter of credit for a customer in Saudi Arabia within the Memorialization segment.

(5) Includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19. This amount does not include the impact of any lost sales or underutilization due to COVID-19.

(6) Represents goodwill write-downs within the SGK Brand Solutions segment.

(7) Represents a gain on the sale of an ownership interest in a subsidiary within the Memorialization segment.

(8) Represents the Company's portion of depreciation, intangible amortization, interest expense, and other non-recurring charges incurred by non-consolidated subsidiaries accounted for as equity-method investments within the Memorialization segment.

(9) Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, and curtailment gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses are excluded from Adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

** Depreciation and amortization was $99,490, $87,597, and $59,684 for the SGK Brand Solutions segment, $23,043, $20,527, and $19,731 for the Memorialization segment, $5,602, $5,771, and $6,195 for the Industrial Technologies segment, and $5,377, $5,163, and $5,183 for Corporate and Non-Operating, for the fiscal years ended September 30, 2021, 2020, and 2019, respectively.*

*** Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $16,349, $14,737, and $8,903 for the SGK Brand Solutions segment and $11,267, $22,985, and $19,853 for Corporate and Non-Operating, for the fiscal years ended September 30, 2021, 2020, and 2019, respectively. Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $1,923 and $2,696 for the Memorialization segment for the fiscal years ended September 30, 2021, and 2020, respectively. Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $268 and $3,073 for the Industrial Technologies segment for the fiscal years ended September 30, 2020 and 2019, respectively.*

**** Non-recurring/incremental COVID-19 costs were $1,563 and $1,453 for the SGK Brand Solutions segment, $3,646 and $1,819 for the Memorialization segment, $14 and $21 for the Industrial Technologies segment, and $89 and $615 for Corporate and Non-Operating, for the fiscal years ended September 30, 2021 and 2020, respectively.*

** See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted EBITDA.*

Matthews INTERNATIONAL
© 2021 Matthews International Corporation. All Rights Reserved.
15

ADJUSTED NET INCOME AND EARNINGS PER SHARE

NON-GAAP RECONCILIATION (Unaudited) (In thousands, except per share data)

	Three Months Ended September 30,				Year Ended September 30,			
	2021		2020		2021		2020	
		per share		per share		per share		per share
Net (loss) income attributable to Matthews	**$ (3,676)**	**$ (0.12)**	**$ 7,406**	**$ 0.24**	**$ 2,910**	**$ 0.09**	**$ (87,155)**	**$ (2.79)**
Acquisition related items (1)	379	0.01	648	0.02	407	0.01	2,580	0.08
ERP integration costs (2)	428	0.02	101	0.01	781	0.03	1,721	0.06
Strategic initiatives and other charges (3)								
Workforce reductions and related charges	—	—	3,605	0.11	10,025	0.31	6,924	0.22
Other cost-reduction initiatives	4,339	0.14	3,576	0.11	14,024	0.44	19,424	0.62
Legal matter reserve (4)	—	—	—	—	—	—	7,924	0.25
Non-recurring / incremental COVID-19 costs (5)	547	0.02	1,031	0.03	4,106	0.13	2,931	0.09
Goodwill write-downs (6)	—	—	—	—	—	—	81,861	2.63
Net realized gain on divestitures and asset dispositions (7)	—	—	—	—	—	—	(8,406)	(0.27)
Joint Venture depreciation, amortization and interest expense (8)	—	—	—	—	—	—	2,433	0.08
Non-service pension and postretirement expense (9)	156	0.01	830	0.03	4,395	0.14	5,842	0.19
Intangible amortization expense	18,147	0.57	13,407	0.43	63,428	1.98	53,636	1.72
Tax-related (10)	4,837	0.15	4,175	0.13	4,837	0.15	4,175	0.13
Adjusted net income	**$ 25,157**	**$ 0.80**	**$ 34,779**	**$ 1.11**	**$ 104,913**	**$ 3.28**	**$ 93,890**	**$ 3.01**

Note: Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 21.2% and 25%, for the three months ended September 30, 2021 and 2020, respectively, and 24.7% and 25% for the fiscal year ended September 30, 2021 and 2020, respectively.

(1) Includes certain non-recurring items associated with recent acquisition activities.

(2) Represents costs associated with global ERP system integration efforts.

(3) Includes certain non-recurring costs primarily associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels.

(4) Represents a reserve established for a legal matter involving a letter of credit for a customer in Saudi Arabia within the Memorialization segment.

(5) Includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19. This amount does not include the impact of any lost sales or underutilization due to COVID-19.

(6) Represents goodwill write-downs within the SGK Brand Solutions segment.

(7) Represents a gain on the sale of an ownership interest in a subsidiary within the Memorialization segment.

(8) Represents the Company's portion of depreciation, intangible amortization, interest expense, and other non-recurring charges incurred by non-consolidated subsidiaries accounted for as equity-method investments within the Memorialization segment.

(9) Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, and curtailment gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses are excluded from Adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

(10) Fiscal 2021 balance represents tax-relate items incurred in connection with the termination of the Company's Supplemental Retirement Plan. Fiscal 2020 balance represents tax-related items incurred in connection with goodwill write-downs.

* See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted net income and adjusted EPS.

Matthews INTERNATIONAL
© 2021 Matthews International Corporation. All Rights Reserved.
16

© 2021 Matthews International Corporation. All Rights Reserved. * See Disclaimer (page 2) for Management’s assessment of supplemental information related to net debt. 17 September 30, 2021 September 30, 2020 Long-term debt, current maturities $ 4,624 $ 26,824 Long-term debt 759,086 807,710 Total debt 763,710 834,534 Less: Cash and cash equivalents (49,176) (41,334) Net Debt $ 714,534 $ 793,200 Adjusted EBITDA $ 227,750 $ 203,080 Net Debt Leverage Ratio $ 3.1 $ 3.9 NET DEBT NON-GAAP RECONCILIATION (Unaudited) (In thousands)